Exhibit 13.1

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this annual report of TOP Ships Inc. (the “Company”) on Form 20-F for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Evangelos J. Pistiolis, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 29, 2024

/s/ Evangelos J. Pistiolis

Evangelos J. Pistiolis

President, Chief Executive Officer and Director (Principal Executive Officer)